Exhibit 99.1

Press Release

Golden Path Acquisition Corporation Announces Proposed Business Combination with MC Hologram Inc.

NEW YORK, Sept. 10, 2021 /PRNewswire/ -- Golden Path Acquisition Corporation (Nasdaq: GPCO) ("Golden Path"), a publicly traded special purpose acquisition company, and MC Hologram Inc. ("MC"), a Cayman Islands exempted company operating in China, announced today that they have entered into a definitive merger agreement. A newly created merger subsidiary of Golden Path will be merged with and into MC with MC being the surviving entity and becoming a wholly owned subsidiary of Golden Path. Upon closing of the transaction, Golden Path will change its name to MicroCloud Hologram Inc.

The merger is structured as a stock for stock transaction and is intended to qualify as a tax-free reorganization. The terms of the merger provide for a valuation of MC and its subsidiaries and businesses of $450,000,000. Based upon a per share value of $10.10 per share, the MC stockholders will receive approximately 44,554,455 ordinary shares of Golden Path which will represent approximately 84.07% of the combined outstanding shares following the closing, assuming no redemptions by the Golden Path stockholders and assuming conversion of the Golden Path outstanding rights into 602,050 ordinary shares.

Pursuant to the terms of the proposed merger, the post-closing Board of Directors will consist of 5 members, four of whom will be nominated by MC. In order to continue to satisfy Nasdaq Stock Market listing standards, at least 3 of the members will be independent in accordance with Nasdaq listing rules.

MC focuses on the R&D and application of holographic technology. MC is committed to providing leading holographic technology services to its customers. MC's holographic technology services include high-precision holographic light detection and ranging solutions, or LiDAR, based on holographic technology, exclusive holographic LiDAR point cloud algorithms architecture design, breakthrough technical holographic imaging solutions, holographic LiDAR sensor chip design and holographic vehicle intelligent vision technology to service customers that provide reliable holographic advanced driver assistance systems, or ADAS. MC also provides holographic digital twin technology services for customers and has built a holographic digital twin technology resource library. MC's holographic digital twin technology resource library captures shapes and objects in 3D holographic form by utilizing a combination of MC's holographic digital twin software, digital content, spatial data-driven data science, holographic digital cloud algorithm, and holographic 3D capture technology. MC's holographic digital twin technology and resource library has the potential to become the new norm for the digital twin augmented physical world in the near future.

Under the leadership of a multidisciplinary team composed of experienced engineers in the field of space sensing and software algorithm, the company has accumulated a large number of exclusive innovative technologies such as holographic software and content development, holographic hardware R&D and design, holographic chip design and development. MC's holographic technology can comprehensively solve the various and complex holographic digital technology problems for its customers.

The boards of directors for both Golden Path and MC have approved the proposed merger, which is expected to be completed by the end of first quarter of 2022, subject to, among other things, the approval by Golden Path's shareholders of the merger, the proposed change of name, an increase in the authorized share capital of Golden Path, the receipt by Golden Path of audited and unaudited financial statements of MC in compliance with PCAOB standards on or before November 30, 2021, and satisfaction of the other conditions stated in the definitive agreement and other customary closing conditions, including among other things that the U.S. Securities and Exchange Commission (the "SEC") completes its review of the registration/proxy statement and Nasdaq approves the listing application of the post-closing company.

ADVISORS

The law firm of Becker & Poliakoff LLP is acting as legal counsel to Golden Path. The law firm of DLA Piper is acting as legal counsel to MC.

ABOUT MC

MC is an enterprise focusing on the R&D and application of holographic technology, which has been committed to providing the leading holographic technology services to customers. The company provides high-precision holographic LiDAR solutions based on holographic technology, and exclusive technical solution of holographic image, exclusive design of holographic LiDAR point cloud algorithms architecture design, holographic LiDAR sensor chip design and holographic vehicle intelligent vision technology to provide customers with reliable holographic ADAS services. The company also provides holographic digital twin technology services for industry customers, and has built the world's leading digital holographic digital twin service resource library. MC's holographic digital twin technology resource library has independent innovative holographic digital twin software, digital content, spatial data-driven data science, holographic digital cloud algorithm, and holographic 3D capture technology. MC believes that the digitization and data transformation of the world will continue to release huge operational efficiency and industrial value. MC's vision is to break the visual boundaries with holography, and to create the future with technology.

ABOUT GOLDEN PATH

Golden Path is a blank check company incorporated in the Cayman Islands and incorporated for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar merger with one or more businesses or entities. Golden Path completed its initial public offering on June 24, 2021 with an offering of 5,750,000 units, at $10.00 per unit, generating gross proceeds of $57,500,000. Each unit consisted of one ordinary share, par value $0.001, one redeemable warrant to purchase half of one ordinary share, and one right to receive one-tenth (1/10) of an ordinary share upon consummation of a business combination. The Units, Ordinary Shares, Rights and Warrants of Golden Path are currently listed on the Nasdaq Capital Market under the symbols "GPCOU," "GPCO," "GPCOR" and "GPCOW," respectively. An aggregate amount of $58,075,002 ($10.10 per Public Unit) is held in a trust account (the "Trust Account") with Wilmington Trust, National Association acting as trustee.

CAUTIONARY NOTE FORWARD-LOOKING STATEMENTS

This press release contains, and certain oral statements made by representatives of Golden Path, MC, and their respective affiliates, from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Golden Path' and MC's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Golden Path' and MC's expectations with respect to future performance and anticipated financial impacts of the merger, the satisfaction of the closing conditions to the merger and the timing of the completion of the merger. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Golden Path or MC and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed merger; (2) the outcome of any legal proceedings that may be instituted against Golden Path or MC following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the merger, including due to failure to obtain approval of the shareholders of Golden Path or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary consents required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company's ordinary shares on NASDAQ following the merger; (7) the risk that the merger disrupts current plans and operations as a result of the announcement and consummation of the merger; (8) the ability to recognize the anticipated benefits of the merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the merger; (10) changes in applicable laws or regulations; (11) the possibility that Golden Path or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Merger Proxy / Registration Statement on Form S-4 filed by Golden Path (when available) relating to the merger, including those under "Risk Factors" therein, and in other filings with the SEC made by Golden Path and MC. Golden Path and MC caution that the foregoing list of factors is not exclusive. Golden Path and MC caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Golden Path nor MC undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

ADDITIONAL INFORMATION

In connection with the transaction described herein, Golden Path will file relevant materials with the SEC, including the registration statement on Form S-4 and a proxy statement. The proxy statement and a proxy card will be mailed or made available electronically to shareholders as of a record date to be established for voting at the shareholders' meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the registration statement on Form S-4 and proxy statement without charge from Golden Path. The registration statement on Form S-4 and proxy statement, once available, may also be obtained without charge at the SEC's website at https://protect-us.mimecast.com/s/e64dCkRo0Wi5ylVKc21le_?domain=sec.gov or by writing to 100 Park Avenue, New York, New York 10017.

INVESTORS AND SECURITY HOLDERS OF GOLDEN PATH ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT GOLDEN PATH WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDEN PATH, MC, AND THE TRANSACTIONS.

NO OFFER OR SOLICITATION

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

NO REPRESENTATIONS

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Golden Path or MC, or any of their respective subsidiaries, affiliates, stockholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation of any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of MC has been derived, directly or indirectly, exclusively from MC and has not been independently verified by Golden Path. Neither the independent auditors of Golden Path nor the independent auditors of MC audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this presentation and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this presentation.

NO ASSURANCES

There can be no assurance that the proposed merger will be completed, nor can there be any assurance, if the merger is completed, that the potential benefits of combining the companies will be realized. The description of the merger contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Merger, copies of which will be filed by Golden Path with the SEC as an exhibit to a Current Report on Form 8-K.

PARTICIPANTS IN THE SOLICITATION

Golden Path, MC, certain shareholders of MC, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Golden Path ordinary shares in respect of the proposed transaction. Information about Golden Path's directors and executive officers and their ownership of Golden Path' common stock is set forth in Golden Path's prospectus filed with the SEC on June 24, 2021. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Contact:

Mr. Shaosen Cheng

Email: ceo@goldenpath.cn

917-267-4569

Golden Path Acquisition Corporation

100 Park Avenue, New York, New York

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